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                                                                    Exhibit 99.2


                           STOCK REPURCHASE AGREEMENT


                  This Stock Repurchase Agreement (the "Agreement") is made and entered into as of this 22nd day of June, 2002, by and between the Koski Family Limited Partnership, a Texas limited partnership ("KFLP") and Sun Hydraulics Corporation, a Florida corporation ("Sun").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, KFLP is obtaining a loan (the "KFLP Loan") from a reputable banking institution (the "Bank") in the amount of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00), and the loan would be secured by a pledge of common stock of Sun ("Common Stock") owned by KFLP; and

                  WHEREAS, the trading volume for the Common Stock has historically been relatively low, and KFLP has requested that Sun enter into, and Sun has agreed to enter into, an agreement pursuant to which Sun will agree to repurchase up to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00) worth of Common Stock from KFLP upon the terms and conditions set forth herein; and

                  WHEREAS, a Special Committee comprised of independent and disinterested members of Sun's Board of Directors, with the advice and counsel of independent legal and financial advisors, has determined that it is in Sun's interest to enter into an agreement to repurchase a portion of the control block of Sun Common Stock currently held by the KFLP, subject to the repurchase being at a substantial discount to the trading price of the Sun stock; and

                  WHEREAS, Sun will receive a fee for entering into this Agreement, and all expenses associated with the Special Committee's consideration of this Agreement will be borne by KFLP;

                  NOW, THEREFORE, in consideration of the premises, the payment by KFLP to Sun of a fee of Thirty-Seven Thousand Five Hundred Dollars ($37,500.00), the sufficiency and receipt of which is hereby acknowledged by Sun, and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties agree as follows:

                  1. PURCHASE OF SHARES.

                           1.01 General Terms of Repurchase. Subject to and upon
the terms and conditions hereinafter set forth and the representations and warranties contained herein, Sun hereby agrees that, upon the written request of KFLP delivered to Sun at any time before the second anniversary of the date of this Agreement, Sun shall purchase from KFLP such number of shares of the Common Stock as KFLP shall request, at the price determined pursuant to Section 2 below,



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but not to exceed the number of shares for which the total purchase price would be the lesser of (i) Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00), and (ii) the amount then owing from KFLP to the Bank, and provided that such shares are sold to Sun by KFLP hereunder free and clear of all liens, claims, and encumbrances thereon. The written notice to Sun from KFLP of its demand for the purchase of Common Stock by Sun hereunder (the "Notice") shall state the total amount of the purchase price to be paid to KFLP at the Closing (as hereinafter defined). KFLP may exercise its right to require Sun to purchase shares of Common Stock hereunder on one occasion only.

                           1.02 The Closing.

                           (a) Except as provided in subsection (b) below, the
closing of the purchase and sale (the "Closing") shall take place at the executive offices of Sun on the earlier of (a) 90th day after the date of the delivery of the Notice to Sun (or the next business day if such date falls on a Saturday, Sunday, or holiday on which banks in the State of Florida are not required to be open) or (b) the second anniversary of the date of this Agreement (in either case, the "Closing Date").

                           (b) If (i) the closing price of a share of Common
Stock, as reported on the NASDAQ Stock Market is less than Four Dollars ($4.00) on any trading day, or (ii) the Notice to Sun is delivered by a permitted assignee hereunder following a monetary default by KFLP, then in either such event the Closing Date shall be the next business day following the date of the delivery of the Notice to Sun.

                  2. PRICE AND CONSIDERATION. The purchase price to be paid for each share of Common Stock by Sun hereunder shall be the lesser of (i) $7.00 per share, and (ii) 15% less than the average closing price of a share of Common Stock, as reported on the NASDAQ Stock Market or, if not so reported, the average of the closing asked price per share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau, Incorporated or any successor thereto, in each case for the fifteen (15) full trading days immediately preceding the Closing Date.

                  3. REPRESENTATIONS AND WARRANTIES OF SUN. Sun hereby makes the following representations and warranties to KFLP:

                           3.01. Organization and Good Standing of Sun. Sun is a
corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                           3.02. Power and Authority.

                           (a) Sun has full power and authority (corporate and
otherwise) to carry on its business and has all permits and licenses that are necessary to the conduct of its business or to the ownership, lease or operation of its properties and assets.

                           (b) Sun has the full legal right, power and authority
to execute, deliver and carry out the terms and provisions of this Agreement; and this Agreement has been duly and



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validly executed and delivered on behalf of Sun and constitutes a valid and binding obligation of Sun enforceable in accordance with its terms.

                           (c) Neither the execution and delivery of this
Agreement, the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement will violate, conflict with, result in a breach of, or constitute a default under any statute, regulation, indenture, mortgage, loan agreement, or other agreement or instrument to which Sun is a party or by which it is bound, any charter, regulation, or by-law provision of Sun, or any decree, order, or rule of any court or governmental authority or arbitrator that is binding on Sun in any way.

                  4. REPRESENTATIONS AND WARRANTIES OF KFLP. KFLP hereby makes the following representations and warranties to Sun:

                           4.01. Organization and Good Standing of KFLP. KFLP is
a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas.

                           4.02. Power and Authority.

                           (a) KFLP has full power and authority to carry on its
business and has all permits and licenses that are necessary to the conduct of its business or to the ownership, lease or operation of its properties and assets.

                           (b) KFLP has the full legal right, power and
authority to execute, deliver and carry out the terms and provisions of this Agreement; and this Agreement has been duly and validly executed and delivered on behalf of KFLP and constitutes a valid and binding obligation of KFLP enforceable in accordance with its terms.

                           (c) Neither the execution and delivery of this
Agreement, the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement will violate, conflict with, result in a breach of, or constitute a default under any statute, regulation, indenture, mortgage, loan agreement, or other agreement or instrument to which KFLP is a party or by which it is bound, any partnership agreement or other organizational document of KFLP, or any decree, order, or rule of any court or governmental authority or arbitrator that is binding on KFLP in any way.

                           4.03. KFLP will be the lawful record owner of all of
the shares of Common Stock sold to Sun hereunder, and will at the time of sale hold the same free and clear of any liens, pledges, encumbrances, charges, claims or restrictions of any kind, other than those that will be released simultaneous with the Closing, and has the absolute, unilateral right, power, authority and capacity to enter into and perform this Agreement without any other or further authorization, action or proceeding; and this Agreement has been duly and validly executed and delivered by KFLP and constitutes a valid and binding obligation of KFLP enforceable in accordance with its terms. Upon the delivery to Sun hereunder of certificates representing the shares sold hereunder, accompanied by a duly endorsed Assignment Separate from Certificate in the



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form attached hereto as Exhibit A, Sun will have good, legal, valid and indefeasible title to the shares, free and clear of any liens, pledges, encumbrances, charges, agreements, options, claims or other arrangements or restrictions of any kind.

                           4.04. KFLP is knowledgeable and experienced in
financial and business matters, as well as the business and operations of Sun. KFLP and/or KFLP's financial or business advisers, if any, are capable of evaluating the merits and risks of KFLP's investment in the Common Stock.

                  5. CLOSING. The closing of the purchase and sale of the shares of Common Stock from KFLP to Sun (the "Closing") shall take place at the executive offices of Sun at 10:00 a.m., local time (or such other time as shall be agreed between the parties), on the Closing Date.

                  6. SUN'S CONDITIONS TO CLOSING. All obligations of Sun hereunder are subject, at the option of Sun, to the fulfillment prior to or at Closing of each of the following conditions:

                           6.01. Representations at Time of Closing. The
representations and warranties of KFLP contained in this Agreement shall be deemed to have been made again at and as of the time of Closing with dates therein updated to the Closing Date and, as so updated and made, shall then be true, complete and correct.

                           6.02. Performance of Agreements. KFLP shall have
performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by KFLP prior to or at Closing.

                           6.03. Available Funds. Sun shall not be prohibited by
applicable law or any covenant made in connection with its primary credit facility which has not been waived from repurchasing the Common Stock requested to be purchased; provided however, that if Sun is not prohibited from purchasing all of such shares, it shall purchase the greatest number of such shares permitted under such law or covenant, and if the determination that Sun is legally prohibited from purchasing some or all of the shares is based upon the value of the assets of Sun compared to its liabilities, Sun agrees that the value of its assets shall be determined for such purpose based upon the then current fair value of its assets.

                  7. KFLP'S CONDITIONS OF CLOSING. All obligations of KFLP hereunder are subject, at the option of KFLP, to the fulfillment prior to or at Closing of each of the following conditions:

                           7.01. Representations at Time of Closing. The
representations and warranties of Sun contained in this Agreement shall be deemed to have been made again at and as of the time of Closing with dates therein updated to the Closing Date and, as so updated and made, shall then be true, complete and correct.




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                           7.02. Performance of Agreements. Sun shall have
performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at Closing.

                  8. EXCHANGE OF CONSIDERATION. In reliance on the representations and warranties contained herein, and subject to the terms and conditions of this Agreement, the following exchanges shall take place at Closing, each of which is both an affirmative obligation of the party specified for making the exchange and a condition to Closing that may be asserted or waived by the party specified for receiving the exchange:

                           8.01. Shares to Sun. At the Closing, KFLP will
deliver certificates representing the Shares, accompanied by a duly endorsed Assignment Separate from Certificate in the form attached hereto as Exhibit A, to Sun.

                           8.02. Purchase Price to KFLP. At the Closing, Sun
shall deliver the Purchase Price for the shares being purchased by wire transfer to such account as shall be specified by KFLP, or the Bank to which this Agreement may be assigned.

                  9. COVENANTS OF KFLP AND SUN.

                           9.01 KFLP. KFLP hereby agrees that it will apply the
proceeds from all sales of Common Stock occurring after the date of this Agreement to the repayment of the KFLP Loan, so long as any principal or interest remains outstanding thereunder. The right of the Bank as assignee of the rights of KFLP to require the repurchase of the total amount of stock set forth in Section 1 above shall not be affected thereby.

                           9.02 Sun. Sun hereby agrees that it will not enter
into a loan or other agreement that would prohibit it from complying with its obligations hereunder.

                  10. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES.

                  All of the representations, warranties and covenants contained in or made in connection with or pursuant to this Agreement shall survive the Closing and shall be perpetual.

                  11. INDEMNIFICATION. KFLP agrees to indemnify and hold harmless Sun from and against and in respect of any and all claims, demands, actions, suits, losses, costs, damages, liabilities, charges, expenses, obligations, judgments, diminution in value and deficiencies of any kind or character, including, without limitation, interest and penalties, which may be asserted or secured against, sustained, suffered or incurred by Sun and arises out of or in any manner is incident to, relates to or is attributable to (and whether arising out of a third party claim or otherwise) any misrepresentation, misstatement, omission, breach of warranty or nonfulfillment of any obligation, covenant or condition on the part of KFLP herein. With respect to third party claims, KFLP shall reimburse Sun for any payment made by Sun at any time after the Closing in respect of any liability, obligation or claim to which the foregoing indemnity relates



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within five (5) days of the date of receipt by KFLP of written demand for payment thereof from Sun. If any third party claim covered by the foregoing indemnity be asserted against Sun, Sun shall notify KFLP promptly and give it an opportunity to defend the same, and Sun shall extend reasonable cooperation to KFLP in connection with such defense. In the event that KFLP fails to defend the same within a reasonable time, Sun shall be entitled to assume the defense thereof and KFLP shall be liable to repay Sun for all of its expenses reasonably incurred in connection with such defense (including reasonable attorneys' fees and settlement payments).

                  12. FEES AND EXPENSES. KFLP shall be liable for the costs and expenses incurred by it and Sun in connection with the negotiation and performance of this Agreement. KFLP shall reimburse Sun for its costs and expenses upon presentation of reasonable documentation thereof.

                  13. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when received if delivered by a national courier service, or mailed by registered or certified mail, return receipt requested, to the addresses set forth below or at such other address as may be designated in writing by notice given pursuant to this Section 12:

         If to Sun:

                  Sun Hydraulics Corporation
                  1500 West University Parkway
                  Sarasota, FL  34243-2290
                  Attention:  President

         If to KFLP:

                  Ms. Christine L. Koski
                  Managing General Partner
                  Koski Family Limited Partnership
                  3525 Turtle Creek Blvd., #19B
                  Dallas, TX  75219

                  14. GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                  15. ASSIGNABILITY. Except as provided in the following sentence, this Agreement shall not be assignable by any party without the prior written consent of the other party hereto. In connection with the KFLP Loan from the Bank, KFLP may assign its rights (including without limitation the right to give the purchase Notice set forth in Section 1.01 of this Agreement and the right to receive payment pursuant to Section 8.02 of this Agreement) to the Bank or any other lender to which the Bank assigns all of its rights in connection with such loan, and the Bank or such other lender may exercise all of the rights of KFLP hereunder; provided, however, that all of the obligations of KFLP hereunder shall remain obligations of KFLP and



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shall not become obligations of the Bank. To exercise its rights hereunder, any such assignee shall only have to provide Sun with a copy of the assignment of KFLP's rights under this Agreement to it (for purposes of which the assignment substantially in the form attached hereto as Exhibit A shall be sufficient), the stock certificates representing the Common Stock to be purchased by Sun hereunder, duly endorsed or with a duly endorsed stock power, and the written representation of such assignee that the KFLP Loan is in default.

                  16. ENTIRE AGREEMENT. This instrument contains the entire Agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous written or oral negotiations, commitments and representations.

                  17. AMENDMENTS. This Agreement may be changed or modified only by an instrument executed by KFLP and Sun, and consented to by the Bank.

                  18. PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties named herein and the Bank, and their respective heirs, successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedy under or by reason of this Agreement.

                  19. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and do not affect the interpretation or meaning of this Agreement.

                  20. TERMINATION. This Agreement shall terminate upon the earlier of (i) the second anniversary of the date of this Agreement if neither KFLP nor its permitted assignee has delivered a Notice to Sun by such date as required under Section 1 above or (ii) the payment of all amounts owing to the Bank under the KFLP Loan. Any party may terminate its obligations under this Agreement prior to consummation of the Closing if the transactions contemplated hereby would be in violation of any nonappealable final judgment, order or decree of any court, or any order, notice or regulation of any United States governmental agency having jurisdiction with respect thereto. Each of the parties hereto agrees not to seek such a court order and KFLP agrees to use its best efforts to ensure that such a court order is not entered (and, if it is, that it is appealed).

                  21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                  22. UNANIMITY. This Agreement shall not become valid or effective or a binding legal obligation on any party hereto until duly executed by KFLP and Sun.

                  23. WAIVER. The waiver by any party hereto of any breach, default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall not be deemed to extend to any prior or subsequent breach, default, misrepresentation, or breach of warranty or covenant hereunder and shall not affect in any way any rights arising by virtue of any such prior or subsequent occurrence.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed on the day and year first above written.

                                       SUN HYDRAULICS CORPORATION

                                       By: /s/ Clyde G. Nixon
                                           -------------------------------------
                                           Clyde G. Nixon
                                           Chairman of the Board



                                       KOSKI FAMILY LIMITED PARTNERSHIP

                                       By: /s/ Christine L. Koski
                                           -------------------------------------
                                           Christine L. Koski
                                           Managing General Partner





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